UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2006
ORTHOLOGIC CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Tempe, Arizona	85281

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(602) 286-5520
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-16.1

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant
     (a) Dismissal of Previous Independent Registered Public Accounting Firm
     On June 14, 2006, the Company dismissed Deloitte and Touche, LLP, (“Deloitte”) as its independent registered public accounting firm. The decision to dismiss Deloitte was initiated and approved by the Audit Committee of the Company’s Board of Directors.
     Deloitte’s audit reports on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte audit reports on the Company’s financial statements for the two most recent fiscal years did contain an explanatory paragraph regarding the fact that the Company was in the Development Stage. The audit reports of Deloitte on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2006 through June 14, 2006, there were (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided Deloitte with a copy of this disclosure and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above statements. A copy of such letter dated June 19, 2006 from Deloitte is filed as Exhibit 16.1 to this Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm.
     On June 14, 2006, the Company engaged Ernst & Young LLP (“E&Y”) as its new independent registered public accounting firm. The decision to engage E&Y was approved by the Audit Committee of the Company’s Board of Directors.
     During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2006 through June 14, 2006, neither the Company nor anyone acting on its behalf consulted with E&Y regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte and Touche LLP to the Securities and Exchange Commission dated June 19, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2006	ORTHOLOGIC CORP.
/s/ Les M. Taeger
Les M. Taeger
Chief Financial Officer